The date of this supplement is October 28, 2009.

F175-041 10/28/09

T. Rowe Price Strategic Income Fund, Inc.

T. Rowe Price Strategic Income Fund—Advisor Class

Supplement to prospectus dated October 1, 2009

The first paragraph under "Management" in Section 1 is updated as follows:

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price)

Investment Sub-Adviser T. Rowe Price International, Inc. (T. Rowe Price International)

The paragraph under "Investment Adviser" in Section 3 is revised as follows:

The fund`s investment adviser is T. Rowe Price. T. Rowe Price has entered into a sub-advisory agreement with T. Rowe Price International for the selection of the fund`s foreign investments in developed market countries. T. Rowe Price and T. Rowe Price International are subsidiaries of T. Rowe Price Group, Inc. and their address is 100 East Pratt Street, Baltimore, Maryland 21202, United States. T. Rowe Price, T. Rowe Price International, and their affiliates managed $315.6 billion for more than 10.9 million individual and institutional investor accounts as of June 30, 2009.